                                                                  EXHIBIT 10.106

                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of the 17th day of July, 2003, by and between TIMCO AVIATION SERVICES, INC., a Delaware corporation ("Company"), and ROY T. RIMMER, JR. ("Employee")

                             PRELIMINARY STATEMENTS

         A. The parties have previously entered into that certain Employment Agreement dated March 20, 2002 (the "Agreement"). Unless otherwise defined, capitalized terms used herein shall have the meanings given to them in the Agreement.

         B. The parties wish to amend the Agreement to reflect the terms set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Section 1(b) of the Agreement is hereby amended by deleting all of its text and replacing it with the following text:

                  (b) Employment Period. Subject to the terms and conditions set forth herein and unless sooner terminated as hereinafter provided, Company shall employ Employee and Employee agrees to serve as an employee of Company for the period commencing on March 20, 2002 and ending on December 31, 2006, which initial term shall automatically renew for consecutive one year periods, unless terminated by either party by twelve (12) months notice prior to the expiration of the initial term or any renewal term (the "Employment Term"). For purposes of this Agreement, the Employment Term and any renewal term thereof are collectively referred to herein as the "Employment Period."

         2. Except as amended hereby, the Agreement shall remain in full force and effect.



                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.


                                            TIMCO AVIATION SERVICES, INC., a
                                            Delaware corporation



                                            By: /s/ C. Robert Campbell
                                                --------------------------------
                                                C. Robert Campbell
                                                Executive Vice President and CFO


                                            EMPLOYEE:



                                            /s/ Roy T. Rimmer, Jr.
                                            ------------------------------------
                                            ROY T. RIMMER, JR.